                                                                    EXHIBIT 99.7

CASE NAME:      KEVCO MANUFACTURING, LP                            ACCRUAL BASIS

CASE NUMBER:    401-40784-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                         TREASURER
---------------------------------------               -------------------------
Original Signature of Responsible Party                         Title

JOSEPH P. TOMCZAK                                           MAY 29, 2001
---------------------------------------               -------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   DEBTOR'S ACCOUNTANT
---------------------------------------               -------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                          MAY 29, 2001
---------------------------------------               -------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 1

CASE NUMBER:    401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED          MONTH             MONTH            MONTH
ASSETS                                                  AMOUNT           FEB-01            MAR-01           APR-01
------                                                ---------          ------            ------           ------
1.    Unrestricted Cash (FOOTNOTE)                       41,683
2.    Restricted Cash
3.    Total Cash                                         41,683                 0                  0                 0
4.    Accounts Receivable (Net) (FOOTNOTE)            7,974,696         4,933,430          5,874,185         3,321,621
5.    Inventory (FOOTNOTE)                           14,793,828         7,980,684          4,859,572         1,814,506
6.    Notes Receivable
7.    Prepaid Expenses                                  196,584           172,282            123,925           189,297
8.    Other (Attach List)                                 6,598                98                  0                 0
9.    Total Current Assets                           23,013,389        13,086,495         10,857,682         5,325,424
10.   Property, Plant & Equip. (FOOTNOTE)            32,082,187        28,603,697         28,652,257        13,775,429
11.   Less: Accumulated Depreciation (FOOTNOTE)      (7,696,543)       (6,643,000)        (6,807,128)       (2,694,783)
12.   Net Property, Plant & Equipment                24,385,644        21,960,698         21,845,129        11,080,646
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                                   8,369,096         8,347,100          8,325,105                 0
15.   Other (Attach List)                            13,541,943        20,020,858         21,711,278        31,452,761
16.   Total Assets                                   69,310,072        63,415,150         62,739,194        47,858,831

POST PETITION LIABILITIES

17.   Accounts Payable                                                     15,192            110,434            66,617
18.   Taxes Payable (FOOTNOTE)                                            105,632            151,685            27,605
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                               1,366,523          1,264,568           602,626
23.   Total Post Petition Liabilities                                   1,487,347          1,526,687           696,848

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                        75,885,064        63,113,388         63,113,388        41,900,067
25.   Priority Debt (FOOTNOTE)                        1,383,756
26.   Unsecured Debt (FOOTNOTE)                       5,139,545         3,842,137          3,621,510         3,524,210
27.   Other (Attach List)                           197,008,999       197,509,594        197,948,008       197,951,008
28.   Total Pre Petition Liabilities                279,417,364       264,465,120        264,682,906       243,375,285
29.   Total Liabilities                             279,417,364       265,952,467        266,209,593       244,072,133

EQUITY

30.   Pre Petition Owners' Equity                                    (210,107,292)      (210,107,292)     (210,107,292)
31.   Post Petition Cumulative Profit Or
      (Loss)                                                           (5,079,239)        (6,012,322)      (19,965,544)
32.   Direct Charges To Equity (Attach
      Explanation FOOTNOTE)                                            12,649,215         12,649,215        33,859,534
33.   Total Equity                                                   (202,537,316)      (203,470,399)     (196,213,302)
34.   Total Liabilities and Equity                                     63,415,150         62,739,194        47,858,831

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                      SCHEDULED          MONTH             MONTH             MONTH
ASSETS                                                  AMOUNT           FEB-01            MAR-01           APR-01
------                                                ---------          ------            ------           ------
A.    Security Deposits                                   6,598               98                0               0
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                              6,598               98                0               0

A.    Goodwill: Consolidated Forest
      Products (FOOTNOTE)                             8,369,096        8,347,100        8,325,105               0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                               8,369,096        8,347,100        8,325,105               0

       Intercompany Receivables
A.     (FOOTNOTE)                                    13,541,943       20,020,858       21,711,278      31,452,761
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                        13,541,943       20,020,858       21,711,278      31,452,761

POST PETITION LIABILITIES
A.    Accrued Payroll                                                    847,056          629,663         332,547
B.    Accrued Liabilities (FOOTNOTE)                                     519,467          634,905         270,079
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                 1,366,523        1,264,568         602,626

PRE PETITION LIABILITIES
A.    Interco. Payables (FOOTNOTE)                   68,508,999       69,009,594       69,448,008      69,451,008
B.    10 3/8% Senior Sub. Notes                     105,000,000      105,000,000      105,000,000     105,000,000
C.    Sr. Sub. Exchangeable Notes                    23,500,000       23,500,000       23,500,000      23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                              197,008,999      197,509,594      197,948,008     197,951,008

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 2

CASE NUMBER:    401-40784-BJH-11

INCOME STATEMENT

                                                       MONTH             MONTH            MONTH            QUARTER
REVENUES                                               FEB-01            MAR-01           APR-01            TOTAL
--------                                               ------            ------           ------           -------
1.  Gross Revenues                                   9,497,654         8,276,526        2,593,847        20,368,027
2.  Less: Returns & Discounts                         (236,301)         (221,852)        (121,458)         (579,611)
3.  Net Revenue                                      9,261,353         8,054,674        2,472,389        19,788,416

COST OF GOODS SOLD

4.  Material                                         8,167,587         7,327,837        2,045,472        17,540,896
5.  Direct Labor                                       307,854           257,318          174,362           739,534
6.  Direct Overhead                                    307,731           257,213          100,895           665,839
7.  Total Cost of Goods Sold                         8,783,172         7,842,368        2,320,729        18,946,269
8.  Gross Profit                                       478,181           212,306          151,660           842,147

OPERATING EXPENSES

9.  Officer / Insider Compensation                      46,386            43,957          121,989           212,332
10. Selling & Marketing                                  2,786               819                              3,605
11. General & Administrative                            50,247            45,115           11,236           106,598
12. Rent & Lease                                        97,786            79,464           42,046           219,296
13. Other (Attach List)                                659,068           380,608          331,120         1,370,796
14. Total Operating Expenses                           856,273           549,963          506,392         1,912,627
15. Income Before Non-Operating
    Income & Expense                                  (378,092)         (337,657)        (354,732)       (1,070,480)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                     (2,423)           (1,168)          (6,125)           (9,716)
17. Non-Operating Expense (Att List)                 4,661,402           554,036       13,574,326        18,789,764
18. Interest Expense                                     1,266                                                1,266
19. Depreciation / Depletion                            40,902            42,558           30,290           113,750
20. Amortization                                                                                                  0
21. Other (Attach List)                                                                                           0
22. Net Other Income & Expenses                     (4,701,147)         (595,426)     (13,598,491)      (18,895,064)

REORGANIZATION EXPENSES

23. Professional Fees                                                                                             0
24. U.S. Trustee Fees                                                                                             0
25. Other (Attach List)                                                                                           0
26. Total Reorganization Expenses                            0                 0                0                 0
27. Income Tax                                                                                                    0
28. Net Profit (Loss)                               (5,079,239)         (933,083)     (13,953,222)      (19,965,544)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                         SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                               ACCRUAL BASIS - 2


INCOME STATEMENT

                                           MONTH             MONTH            MONTH            QUARTER
OPERATING EXPENSES                         FEB-01            MAR-01           APR-01             TOTAL
------------------                         ------            ------           ------           -------
A.   Payroll & Employee Benefits          473,634           197,958           196,394           867,986
B.   Insurance Expense                     98,171            86,110            85,273           269,554
C.   Utilities and Telephone               30,707            39,973            24,045            94,725
D.   Taxes                                 56,556            56,567            25,408           138,531
E.                                                                                                    0
  TOTAL OTHER OPERATING
    EXPENSES - LINE 13                    659,068           380,608           331,120         1,370,796

OTHER INCOME & EXPENSES
A.   Miscellaneous Income                  (2,423)           (1,168)           (6,125)           (9,716)
B.                                                                                                    0
C.                                                                                                    0
TOTAL NON-OPERATING INCOME
        - LINE 16                          (2,423)           (1,168)           (6,125)           (9,716)

A.   Interco. working capital charge      163,912           112,675            22,914           299,501
B.   Intercompany management fee          103,823            38,809                             142,632
C.   Intercompany royalty fee             277,234            92,459                             369,693
D.   Intercompany interest charges        620,186           310,093                             930,279
E.   Loss on sale of Design Comp.
     (FOOTNOTE)                         3,496,247                                             3,496,247
F.   Loss on sale of Wood Group
     (FOOTNOTE)                                                            13,551,412        13,551,412
G.
     TOTAL NON-OPERATING
       EXPENSE - LINE 17                4,661,402           554,036        13,574,326        18,789,764


REORGANIZATION EXPENSES
A.                                                                                                    0
B.                                                                                                    0
C.                                                                                                    0
D.                                                                                                    0
E.                                                                                                    0
TOTAL OTHER REORGANIZATION
     EXPENSES - LINE 25                         0                 0                 0                 0

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 3

CASE NUMBER:    401-40784-BJH-11


CASH RECEIPTS AND                                MONTH          MONTH          MONTH        QUARTER
DISBURSEMENTS                                    FEB-01         MAR-01         APR-01        TOTAL
-----------------                                ------         ------         ------       -------
1.  Cash - Beginning Of Month                    SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP          SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 APRIL, 2001
CASE NUMBER:    401-40784-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS


                                                DIST LP          MFG          MGMT         HOLDING    COMP  KEVCO INC    TOTAL
                                                -------          ---          ----         -------    ----  ---------    -----
 1    CASH-BEGINNING OF MONTH                      1,483       (95,242)    26,213,696         5,010   6,050   1,000    26,131,997

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                 121,372            --                                                    121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                61,354            --                                                     61,354
 4    POST PETITION                            7,225,297     4,705,194                                                 11,930,491

 5    TOTAL OPERATING RECEIPTS                 7,408,023     4,705,194             --            --      --      --    12,113,217

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                              --                                                         --
 7    SALE OF ASSETS                              38,500     7,012,936                                                  7,051,436
 8    OTHER                                      171,186            --         87,708            --      --      --       258,894
       INTERCOMPANY TRANSFERS                 (4,591,461)   (2,381,789)     6,973,250            --      --                    --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE        152,493
                RENT                              16,000
                TAX REFUND                         2,693
                MISC.                                                                                    --
                INTEREST INCOME                                                87,708

 9    TOTAL NON OPERATING RECEIPTS            (4,381,775)    4,631,147      7,060,958            --      --      --     7,310,330

10    TOTAL RECEIPTS                           3,026,248     9,336,341      7,060,958            --      --      --    19,423,547

11    CASH AVAILABLE                           3,027,731     9,241,099     33,274,654         5,010   6,050   1,000    45,555,544

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                500,771       560,149        112,437                                   1,173,357
13    PAYROLL TAXES PAID                                             --       524,486                                     524,486
14    SALES, USE & OTHER TAXES PAID                9,429           770                                                     10,199
15    SECURED/RENTAL/LEASES                      496,959       130,335         71,718                                     699,012
16    UTILITIES                                  100,185        88,360        211,235                                     399,780
17    INSURANCE                                    6,099            --        597,388                                     603,487
18    INVENTORY PURCHASES                      1,269,266     1,178,079                                                  2,447,345
19    VEHICLE EXPENSE                             64,627        10,109                                                     74,736
20    TRAVEL                                      21,689        12,853            643                                      35,185
21    ENTERTAINMENT                                   --           369                                                        369
22    REPAIRS & MAINTENANCE                        2,617        19,292          2,790                                      24,699
23    SUPPLIES                                     9,375        40,685                                                     50,060
24    ADVERTISING                                                   --             --                                          --
25    OTHER                                      546,714     7,266,715     15,367,241            --      --      --    23,180,670
              LOAN PAYMENTS                      324,609     7,012,936     15,000,000                                  22,337,545
                FREIGHT                           97,953       152,540                                                    250,493
                CONTRACT LABOR                       617         1,976         31,937                                      34,530
                401 K PAYMENTS                                      --        157,719                                     157,719
                PAYROLL TAX ADVANCE ADP                                                                                        --
                WAGE GARNISHMENTS                                                                                              --
                MISC.                            123,535        99,263        177,585                                     400,383
26    TOTAL OPERATING DISBURSEMENTS            3,027,731     9,307,716     16,887,938            --      --      --    29,223,385

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                             --        492,647                                     492,647
28    US TRUSTEE FEES                                               --                                                         --
29    OTHER                                                                                                                    --
30    TOTAL REORGANIZATION EXPENSE                    --            --        492,647            --      --      --       492,647

31    TOTAL DISBURSEMENTS                      3,027,731     9,307,716     17,380,585            --      --      --    29,716,032

32    NET CASH FLOW                               (1,483)       28,625    (10,319,627)           --      --      --   (10,292,485)

33    CASH-END OF MONTH                               --       (66,617)    15,894,069         5,010   6,050   1,000    15,839,512

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 4

CASE NUMBER:    401-40784-BJH-11

                                             SCHEDULED      MONTH        MONTH        MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT       FEB-01       MAR-01       APR-01
-------------------------                    ---------      ------       ------       ------
1.  0 - 30                                                4,468,648    5,833,124    2,356,342
2.  31 - 60                                                 464,782       41,061      965,279
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                7,974,696    4,933,430    5,874,185    3,321,621
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                7,974,696    4,933,430    5,874,185    3,321,621

AGING OF POST PETITION                                  MONTH:     APRIL-01
 TAXES AND PAYABLES                                           ------------------

                                    0 - 30     31 - 60     61 - 90       91 +
TAXES PAYABLE                        DAYS        DAYS       DAYS         DAYS     TOTAL
-------------                       ------     -------     -------       -----    -----
1.  Federal                                                                          --
2.  State                                                                            --
3.  Local                                                                            --
4.  Other (See Below)               27,605                                        27,605
5.  Total Taxes Payable             27,605          --          --          --    27,605
6.  Accounts Payable                66,617                                        66,617

                                                          MONTH:    APRIL-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                            BEGINNING TAX     AMOUNT WITHHELD                      ENDING TAX
FEDERAL                       LIABILITY*      AND/OR ACCRUED      (AMOUNT PAID)    LIABILITY
-------                     -------------     ---------------     -------------    ----------
1.  Withholding **                                     87,167           (87,167)            0
2.  FICA - Employee **                                 57,516           (57,516)            0
3.  FICA - Employer **                                 57,515           (57,515)            0
4.  Unemployment                                        2,646            (2,646)            0
5.  Income                                                                                  0
6.  Other (Attach List)                                                                     0
7.  Total Federal Taxes                 0             204,844          (204,844)            0

STATE AND LOCAL
8.  Withholding                                        17,613           (17,613)            0
9.  Sales (FOOTNOTE)               15,816                                (4,832)       10,984
10. Excise                                                                                  0
11. Unemployment                                        7,147            (7,147)            0
12. Real Property                                                                           0
13. Personal Property
    (FOOTNOTE)                    135,869                              (119,248)       16,621
14. Other (Attach List)                                                                     0
15. Total State And Local         151,685              24,760          (148,840)       27,605
16. Total Taxes                   151,685             229,604          (353,684)       27,605

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 5

CASE NUMBER:    401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,


                                                        MONTH:      MAR-01
                                                               -----------------

BANK RECONCILIATIONS                            Account # 1             Account # 2              Other Accounts
--------------------                            -----------             -----------              --------------
A.  BANK:                                       Bank of America             KeyBank                (Attach List)
B.  ACCOUNT NUMBER:                               3751764595             149651002847                                      TOTAL
C.  PURPOSE (TYPE):                           DIP Disbursement-BB     DIP Disbursement-Design
1.  Balance Per Bank Statement                             17,120                      14,904             36,273            68,297
2.  Add: Total Deposits Not Credited                                                                          --                --
3.  Subtract: Outstanding Checks                         (117,488)                                       (32,868)         (150,356)
4.  Other Reconciling Items                                 3,319                                             --             3,319
5.  Month End Balance Per Books                           (97,049)                     14,904              3,405           (78,740)
6.  Number of Last Check Written                      N/A                      N/A

INVESTMENT ACCOUNTS

                                         DATE OF     TYPE OF
BANK, ACCOUNT NAME & NUMBER             PURCHASE    INSTRUMENT   PURCHASE PRICE   CURRENT VALUE
---------------------------             --------    ----------   --------------   -------------
7.
8.
9.
10. (Attach List)
11. Total Investments

CASH

12. Currency On Hand                                                                     12,123
    Reclass to Accounts Payable                                                          66,617
13. Total Cash - End of Month
    (FOOTNOTE)                                                                                0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                          SUPPLEMENT TO

CASE NUMBER:    401-40784-BJH-11                              ACCRUAL BASIS - 5

                                                   MONTH:      APRIL-01
                                                          ----------------------

BANK RECONCILIATIONS                                Account # 3         Account # 4       Account # 5
--------------------                                -----------         -----------       -----------
A.   BANK:                                       GWJones Exch Bank                                             TOTAL
B.   ACCOUNT NUMBER:                                0005006226                                              OTHER BANK
C.   PURPOSE (TYPE):                            DIP Disbursement-DF                                          ACCOUNTS
1.   Balance Per Bank Statement                              36,273                                            36,273
2.   Add: Total Deposits Not Credited                                                                              --
3.   Subtract: Outstanding Checks                           (32,868)                                          (32,868)
4.   Other Reconciling Items                                                                                       --
5.   Month End Balance Per Books                              3,405                                             3,405
6.   Number of Last Check Written                       N/A

INVESTMENT ACCOUNTS

                                         DATE OF     TYPE OF     PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE    INSTRUMENT    PRICE      VALUE
---------------------------             --------    ----------   --------   -------
A.
B.
C.
D.
  TOTAL OTHER INVESTMENT
    ACCOUNTS - LINE 10

CASE NAME:      KEVCO MANUFACTURING, LP                       ACCRUAL BASIS - 6

CASE NUMBER:    401-40784-BJH-11
                                                      MONTH:      APRIL-01
                                                            --------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                   AMOUNT      TOTAL PAID
        NAME                       TYPE OF PAYMENT                  PAID        TO DATE
        ----                       ---------------                 ------      ---------
1.  Lee Denham                   Payroll/severance                 103,462       134,620
2.  Lee Denham                   Expense Reimb.                                      254
3.  Jim Connors                  Consulting fees and expenses       18,527        52,098
4.
5.  (Attach List)
6.  Total Payments To
    Insiders                                                       121,989       186,972

                                  PROFESSIONALS

                                         DATE OF
                                       COURT ORDER                                            TOTAL
                                       AUTHORIZING     AMOUNT     AMOUNT       TOTAL PAID    INCURRED
        NAME                              PAYMENT     APPROVED     PAID         TO DATE      & UNPAID*
        ----                           -----------    --------    ------       ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To
    Professionals                                           --        --               --           --

* Include all fees incurred, both approved and unapproved



       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                      SCHEDULED     AMOUNTS           TOTAL
                                                       MONTHLY       PAID             UNPAID
                                                      PAYMENTS       DURING            POST
           NAME OF CREDITOR                              DUE         MONTH           PETITION
           ----------------                           ---------     -------          --------
1.  Bank of America (FOOTNOTE)                           N/A      $ 21,213,321     $ 41,900,067
2.  Status of Leases Payable (FOOTNOTE)
3.
4.
5.  (Attach List)
6.  TOTAL                                             $      --   $ 21,213,321     $ 41,900,067

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                        ACCRUAL BASIS - 7

CASE NUMBER:    401-40784-BJH-11

                                                        MONTH:     APRIL-01
                                                              ------------------
QUESTIONNAIRE

                                                                                              YES        NO
                                                                                              ---        --
1.   Have any Assets been sold or transferred outside the normal course of business this
     reporting period?                                                                         X
2.   Have any funds been disbursed from any account other than a debtor in possession
     account?                                                                                             X
3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?   X
4.   Have any payments been made on Pre Petition Liabilities this reporting period?            X
5.   Have any Post Petition Loans been received by the debtor from any party?                             X
6.   Are any Post Petition Payroll Taxes past due?                                                        X
7.   Are any Post Petition State or Federal Income Taxes past due?                                        X
8.   Are any Post Petition Real Estate Taxes past due?                                                    X
9.   Are any other Post Petition Taxes past due?                                                          X
10.  Are any amounts owed to Post Petition creditors delinquent?                                          X
11.  Have any Pre Petition Taxes been paid during the reporting period?                                   X
12.  Are any wage payments past due?                                                                      X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

    SEE FOOTNOTE


INSURANCE

                                                                                              YES        NO
                                                                                              ---        --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                    X
2.      Are all premium payments paid current?                                                  X
3.      Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

                                                                                     PAYMENT AMOUNT
  TYPE OF POLICY              CARRIER                    PERIOD COVERED               & FREQUENCY
  --------------              -------                    --------------           --------------------
Property                   Lexington, Allianz            5/29/00-5/29/01          Annual    $  171,771
Group Health               Blue Cross/Blue Shield      Debtor is self-insured     Annual     1,709,506
Auto                       Liberty Mutual                 9/1/00-9/1/01           Annual       101,505
General Liability          Liberty Mutual                 9/1/00-9/1/01           Annual       141,519
Umbrella                   National Union                 6/1/00-9/1/01           Annual        46,651
Workers Compensation       Liberty Mutual                 9/1/00-9/1/01           Annual       644,601

This form  x does     does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:      KEVCO MANUFACTURING, LP

CASE NUMBER:    401-40784-BJH-11
                                                       MONTH:    APRIL 30, 2001
                                                             -------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM     LINE
NUMBER   NUMBER                      FOOTNOTE / EXPLANATION
------   ------                      ----------------------
  1         1     Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
  3         1     Existing Forms and Records; (2) Authorizing Maintenance of Existing
                  Corporate Bank Accounts and Cash Management System; and (3) Extending Time
                  to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the
                  Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor,
                  Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account.
                  A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis-3.
                  Debtor maintains several small petty cash accounts for use by its operating divisions that are included in the cash supplement schedule.

  1          1    Kevco Manufacturing, LP maintains several small petty cash accounts for use
  3          1    by its various operating divisions. These amounts are intended to be
  5         13    maintained on an imprest basis by way of intercompany transfers from Kevco
                  Management which maintains the lead account (see footnote for MOR 1, Line
                  1). The negative cash balance shown on the Supplement to Accrual Basis-3 and the bank reconciliations presented in MOR-5 is due to checks that were issued on April 30 but not funded from Kevco's lead account until May 1.
                  Accrual Basis-1 (Debtor's balance sheet) reflects cash as $0 and the issued and unfunded checks as post-petition accounts payable.



  1        4,5    (A)   Pursuant to an Asset Purchase Agreement approved by the Court on February
  1      10,11          23, 2001 and effective as of the same date among Kevco, Inc., Kevco
  1        14A          Manufacturing, LP, Wingate Management Co. II, LP and Adorn, LLC, certain
  1         24          assets and liabilities of Design Components, a division of Kevco
  1         26          Manufacturing, were transferred to Adorn, LLC. At the effective date of
  2      17E,F          purchase, Buyer assumed certain executory contracts, approximately $1.6
  6          1          million of debtor's unsecured pre-petition liabilities, $3.5 million of
  7          1          accounts receivable, $5 million of inventory and $2.2 million (book value)
  7          4          of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. Kevco,
                        Inc.'s report reflects the transaction detail (see Footnote 1,32).

                  (B)   Pursuant to an Asset Purchase Agreement approved by the Court on April 3,
                        2001 and effective as of the same date among Universal Forest Products
                        Eastern Division, Inc. and Kevco Manufacturing, LP, Universal purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of
                        Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt. In the course of recording this transaction, the goodwill associated with the purchase of Consolidated Forest Products was eliminated.

                  (C)   Debtor paid $15 million during April to Bank of America to reduce pre-petition secured debt.

KEVCO MANUFACTURING INC. MOR's                                         Pg 1 of 2

ACCRUAL
BASIS
FORM     LINE
NUMBER   NUMBER                      FOOTNOTE / EXPLANATION
------   ------                      ----------------------
  1       15A     Intercompany receivables/payables are from/to co-debtors Kevco Management
  1       27A     Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
  7       3       401-40789-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                  Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                  401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                  Kevco, Inc. (Case No. 401-40783-BJH-11).

  1       18      Sales tax owing is an accrual only and not yet due. Some of the property taxes
  4       9, 13   payable may be pre-petition.  Once they are identified, the monthly operating report will be adjusted.

  1       22B     The Debtor records on its books accruals for certain liabilities based on historical estimates. While the known creditors were listed on the Debtor's
                  Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                  Liabilities."

  1       25      Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14,
                  2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

  1       32      The direct charges to equity are due to secured debt reductions pursuant to sales of two of Kevco Manufacturing, LP's operating divisions (Design Components and Sunbelt Wood), as well as a direct cash payment of $15 million (see footnote
                  1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                  401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote
                  1,27A); therefore, the secured debt is reflected as a liability on all of the
                  Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

  6       2       The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                  Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.

KEVCO MANUFACTURING INC. MOR's                                         Pg 2 of 2